John Hancock Sector Funds
        Supplement to the Class A, Class B and Class C Shares Prospectus
                               dated March 1, 2007

John Hancock Health Sciences Fund

Effective March 14, 2007, the "Portfolio Manager" section on page 7, for John Hancock Health Sciences Fund will be deleted and replaced with the following:

Portfolio Manager

   Jon D. Stephenson, CFA
   Joined fund team in 2007

In addition, on page 28, the following will be added to the "Management Biographies section:

Jon D. Stephenson, CFA
Portfolio manager, MFC Global
 Investment Management (U.S.), LLC
Joined subadviser in 2007
Senior research analyst, Summer Street
 Research Partners (2003-2007)
Healthcare research analyst, State Street
 Research & Management (2001-2003)
Began business career in 1997


SECPS                                                             March 14, 2007

                             John Hancock World Fund

                       Class A, Class B and Class C Shares
              Supplement to the Statement of Additional Information
                               dated March 1, 2007



John Hancock Health Sciences Fund

Effective March 14, 2007, under the "ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER" section on page 28, the "Other Accounts the Portfolio Manager is Managing" section has been deleted and replaced with the following to reflect the addition of Jon D. Stephenson, CFA and the departure of Robert C. Junkin, CPA from the Health Sciences Fund`s portfolio management team:

Other Accounts the Portfolio Manages is Managing. The table below indicates for the portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of February 28, 2007. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

----------------------------------- -------------------------------------------------------------------------
PORTFOLIO MANAGER NAME              OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
----------------------------------- -------------------------------------------------------------------------
Jon D. Stephenson, CFA              Other Registered Investment Companies:  One (1) fund with total net assets of approximately $100 million.

                                    Other Pooled Investment Vehicles:  None

                                    Other Accounts:  One (1) account with total net assets of approximately
                                    $16 million.
----------------------------------- -------------------------------------------------------------------------

The Adviser and Sub-Adviser do not receive a fee based upon the investment performance of any of the accounts included under the "Other Accounts Managed by the Portfolio Manager" in the table above.

Effective March 14, 2007, under the "ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER" section on page 31, the "Share Ownership by Portfolio Manager." section has been deleted and replaced with the following:

Share Ownership by Portfolio Manager. The following table indicates as of February 28, 2007 the value, within the indicated range, of shares beneficially owned by the portfolio manager in the Fund. For purposes of this table, the following letters represent the range indicated below:

         A        -        $0
         B        -        $1 - $10,000
         C        -        $10,001 - $50,000
         D        -        $50,001 - $100,000
         E        -        $100,001 - $500,000
         F        -        $500,001 - $1,000,000
         G        -        More than $1 million

------------------------------------- -----------------------------------
Portfolio Manager                       Range of Beneficial Ownership
------------------------------------- -----------------------------------
Jon D. Stephenson, CFA                                A
------------------------------------- -----------------------------------



28SAIS                                                            March 14, 2007